[PRICEWATERHOUSECOOPERS LOGO OMITTED]
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                                                   PRICEWATERHOUSECOOPERS S.A.
                                                   268 Kifissias Avenue
                                                   152 32 Halandri
                                                   Greece
                                                   www.pricewaterhousecoopers.gr
                                                   e-mail:pwc.greece@gr.pwc.com
                                                   Tel.: 30-210-6874 400
                                                   Fax : 30-210-6874 444

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the use in this Registration Statement on Form F-1 of our report dated April 19, 2005 relating to the financial statements of Navios
Maritime Holdings Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration
Statement.

/s/ PRICEWATERHOUSECOOPERS

November 01, 2005
Piraeus, Greece